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                                                                   EXHIBIT 10.14

                      SECOND AMENDMENT TO LEASE AGREEMENT

        This SECOND AMENDMENT TO LEASE AGREEMENT, made as of this 31st day of this 31st day of October, 1996 by and between Barclay G. Jones III as Trustee of DELMO (PA) QRS 11-36 and Barclay G. Jones III as Trustee of DELMO (PA) QRS 12-10, each a Pennsylvania Business Trust (collectively, "Landlord") and DEL MONTE CORPORATION, a New York corporation ("Tenant").

                               W I T N E S S E T H

        WHEREAS, Landlord and Tenant entered into a Lease Agreement, dated as of October 31, 1995, as amended by a First Amendment to Lease Agreement, dated as of June 28, 1996 (said Lease Agreement, as amended, the "Lease Agreement") for premises located in Mendota, Illinois, Toppenish, Washington, Yakima, Washington and Plover, Wisconsin; and

        WHEREAS, Landlord and Tenant desire to amend the Lease Agreement as hereinafter set forth.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease Agreement in the following respects:

        1. Paragraph 2. of Exhibit D Basic Rent Payments is hereby deleted in its entirety and the following Paragraph 2 is inserted in lieu thereof:

                2. Basic Rent from and after January 1, 1997. On January 1, 1997, a quarterly installment of Basic Rent shall be due in the amount of $613,396.80. Commencing on April 1, 1997, annual Basic Rent shall be $2,501,152.30 payable in quarterly installments of $625,288.08 on the first day of April, 1997 and on the first day of each July, October, January and April thereafter until the expiration of the term. Basic Rent shall be subject to the adjustments provided for in subparagraphs
        (a), (b) and (c) of Paragraph 5 below.

        2 . Exhibit E Landlord's Share of Project Costs is hereby deleted in its entirety and Exhibit E Landlord's Share of Project Costs attached hereto as Exhibit E is hereby inserted in lieu thereof.

        3. Paragraph 35. Security Deposit is hereby amended by deleting the first two sentences of subparagraph (a) and inserting the following in lieu thereof:

                Concurrently with the execution hereof, Tenant shall deliver to Landlord an irrevocable letter of



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        credit (the "Letter of Credit") in the face amount of $2,751,152.30 issued by Bank of America or another bank selected by Tenant and reasonably acceptable to Landlord and in form and substance satisfactory to Landlord.

        4. Except as specifically amended hereby, the terms and conditions of the Lease Agreement shall be binding on Landlord and Tenant and their respective successors and assigns and from and after the date hereof the term "Lease" shall mean the Lease Agreement as amended by this Second Amendment to Lease Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Lease Agreement to be duly executed under seal as of the day and year first above written.



ATTEST:                                              DELMO (PA) QRS 11-36, a
                                                     Pennsylvania Business Trust

By:                                                  By: /s/ BARCLAY G. JONES
   ------------------------                             ------------------------
Title: ASSISTANT SECRETARY                           Title:  TRUSTEE
      ---------------------                                ---------------------
      [Corporate Seal]



ATTEST:                                              DELMO (PA) QRS 12-10, a
                                                     Pennsylvania Business Trust

By:                                                  By: /s/ BARCLAY G. JONES
   ------------------------                             ------------------------
Title:  ASSISTANT SECRETARY                          Title:  TRUSTEE
      ---------------------                                ---------------------
      [Corporate Seal]


ATTEST:                                              DEL MONTE CORPORATION


By:                                                  By: /s/ JON W. GRAVES
   ------------------------                             ------------------------
Title:                                               Title:  ASSISTANT TREASURER
      ---------------------                                ---------------------
      [Corporate Seal]

                                     CONSENT

        Del Monte Foods Company, guarantor of the obligations of Tenant under the Lease hereby joins in and consents to the within Second Amendment to Lease Agreement and agrees to be bound by the terms thereof.

                                                     DEL MONTE FOODS COMPANY

                                                     By: /s/ JON W. GRAVES
                                                        -----------------------
                                                     Title: ASSISTANT TREASURER
                                                           --------------------
                                                     Date: October 31, 1996
                                      -3-